Exhibit 10.1

SEVENTH AMENDMENT TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

    This SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Agreement”) dated as of May 17, 2021 is entered into among Quanta Services, Inc., a Delaware corporation (the “Company”), in its capacity as a Borrower and the Guarantor, the Australian Borrowers, the Canadian Borrowers, the Lenders party hereto, Bank of America, N.A., as Administrative Agent, and, as applicable, the Swing Line Lenders party hereto and the L/C Issuers party hereto. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below).

RECITALS

    WHEREAS, the Borrowers, the Guarantor, the Lenders and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer, entered into that certain Fourth Amended and Restated Credit Agreement dated as of December 18, 2015 (as amended, restated, amended and restated, extended, supplemented, or otherwise modified in writing from time to time, the “Credit Agreement”);

WHEREAS, the Company has requested certain amendments to the Credit Agreement as set forth in Section 1 below; and

    WHEREAS, the Administrative Agent, the Lenders, and, as applicable, the Swing Line Lenders and the L/C Issuers, have agreed to provide the requested amendments, subject to the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

    1.    Amendments to Credit Agreement.

(a)Section 1.01 of the Credit Agreement is amended to add the following definitions in the appropriate alphabetical order to read as follows:
“Credit Party” has the meaning specified in Section 10.11.
“Rescindable Amount” has the meaning set forth in Section 2.12(e).
(b)The definition of “Capital Lease” in Section 1.01 of the Credit Agreement is amended to add the phrase “or financing lease” immediately after the words “capital lease.”
(c)The definition of “Permitted Receivables Financing” in Section 1.01 of the Credit Agreement is amended to add the word “, drafts” immediately after the words “notes receivable”.
(d)The definition of “Responsible Officer” in Section 1.01 of the Credit Agreement is amended to read as follows:
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“Responsible Officer” means the chief executive officer, president, chief financial officer, chief accounting officer, treasurer, assistant treasurer, general counsel, secretary or assistant secretary or, with respect to any Australian Borrower or the Canadian Borrower, a director, of a Loan Party, and solely for purposes of notices given pursuant to Article II, any other officer or employee of the applicable Loan Party so designated by any of the foregoing officers in a notice to the Administrative Agent or any other officer or employee of the applicable Loan Party designated in or pursuant to an agreement between the applicable Loan Party and the Administrative Agent. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent reasonably requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent reasonably requested by the Administrative Agent, appropriate authorization documentation, in form and substance reasonably satisfactory to the Administrative Agent.
(e)The definition of “Swing Line Loan Notice” in Section 1.01 of the Credit Agreement is amended to read as follows:
“Swing Line Loan Notice” means a notice of a Borrowing of Swing Line Loans pursuant to Section 2.04(b), which shall be substantially in the form of Exhibit B or such other form as approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) and reasonably acceptable to the Company, appropriately completed and signed by a Responsible Officer of the applicable Borrower.
(f)Sections 2.04(g), 2.05(b)(ii) and 2.08(a) of the Credit Agreement are amended to replace the references to “Auto Borrow Agreement” with “Auto-Borrow Agreement”.
(g)Section 2.12(e) of the Credit Agreement is amended to read as follows:
(e)    Unless the Administrative Agent shall have received notice from the Company prior to the time at which any payment is due to the Administrative Agent for the account of the Lenders or any L/C Issuer hereunder that the applicable Borrower will not make such payment, the Administrative Agent may assume that such Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the appropriate Lenders or L/C Issuers, as the case may be, the amount due. With respect to any payment that the Administrative Agent makes for the account of any Lender or any L/C Issuer hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (i) the applicable Borrower has not in fact made such payment; (ii) the Administrative Agent has made a payment in excess of the amount so paid by the applicable Borrower (whether or not then owed); or (iii) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the applicable Lenders or the applicable L/C Issuers, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such L/C Issuer, within one (1) Business Day (so long as such demand for repayment is made by

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the Administrative Agent no later than 12:00 noon on the date prior to such repayment; provided that if such demand is made after 12:00 noon, such repayment shall be made within two (2) Business Days immediately following such demand) with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate.
(h)Section 2.12 of the Credit Agreement is amended to insert a new clause (i) immediately following clause (h) of Section 2.12 to read as follows:
(i)    A notice of the Administrative Agent to any Lender or any Borrower with respect to any amount owing under Section 2.12(d) or (e) shall be conclusive, absent manifest error.
(i)Section 7.02(c) of the Credit Agreement is amended to read as follows:
(c)    concurrently with the delivery of the financial statements referred to in Section 7.01(a) (or not later than the last day allowed for delivery of the applicable financial statements pursuant to Section 7.01(a)), a certificate of a Responsible Officer of the Company containing information regarding the amount of all Dispositions, Involuntary Dispositions, Debt Issuances, Equity Issuances and Acquisitions, in any one instance exceeding $15,000,000, that occurred during the period covered by such financial statements;
(j)(i) Section 7.02(e) of the Credit Agreement is amended to add “and” at the end of Section 7.02(e), (ii) Section 7.02(f) of the Credit Agreement is amended to delete “; and” at the end of Section 7.02(f) and replace it with a period and (iii) Section 7.02(g) of the Credit Agreement is deleted in its entirety.
(k)Article X of the Credit Agreement is amended to insert a new Section 10.11 immediately following Section 10.10 to read as follows:
Section 10.11    Recovery of Erroneous Payments.
Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any L/C Issuer (each, a “Credit Party”), whether or not in respect of an Obligation due and owing by any Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party within one (1) Business Day (so long as such demand for repayment is made by the Administrative Agent no later than 12:00 noon on the date prior to such repayment; provided that if such demand is made after 12:00 noon, such repayment shall be made within two (2) Business Days immediately following such demand) in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the Overnight Rate. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount. The Administrative Agent shall inform each Credit Party promptly upon

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determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.
(l)Article XI of the Credit Agreement is amended to (i) renumber “Section 11.26 ENTIRE AGREEMENT.” as “Section 11.27 ENTIRE AGREEMENT.” and (ii) insert a new Section 11.26 immediately following Section 11.25 to read as follows:
Section 11.26    Appointment of Company.
Each Loan Party hereby appoints the Company to act as its agent for all purposes of this Agreement, the other Loan Documents and all other documents and electronic platforms entered into in connection herewith and agrees that (a) the Company may execute such documents and provide such authorizations on behalf of each Loan Party as the Company deems appropriate in its sole discretion and each Loan Party shall be obligated by all of the terms of any such document and/or authorization executed on its behalf, (b) any notice or communication delivered by the Administrative Agent, any L/C Issuer, or any Lender to the Company shall be deemed delivered to each Loan Party, and (c) the Administrative Agent, the L/C Issuers, or the Lenders may accept, and be permitted to rely on, any document, authorization, instrument or agreement executed by the Company on behalf of each of the Loan Parties.
(m)Exhibit H to the Credit Agreement is hereby amended in its entirety to read in the form attached hereto as Exhibit H.
    2.    Conditions Precedent. This Agreement shall be effective upon receipt by the Administrative Agent of counterparts of this Agreement duly executed by each of the Borrowers, the Guarantor, the Required Lenders, the Administrative Agent, and each Swing Line Lender and each L/C Issuer.

    3.    Payment of Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable costs and expenses (including the Attorney Costs of Moore & Van Allen PLLC) incurred by the Administrative Agent in connection with the development, preparation, negotiation and execution of this Agreement.

4.    Miscellaneous.

        (a)    The Credit Agreement, and the obligations of the Loan Parties thereunder and under the other Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms, as affected and amended by this Agreement.

    (b)    Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder” or words of like import shall mean and be a reference to the Credit Agreement (as amended by this Agreement). This Agreement is a Loan Document.

    (c)    Each Loan Party (i) acknowledges and consents to all of the terms and conditions of this Agreement, (ii) affirms all of its obligations under the Loan Documents and (iii) agrees that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

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        (d)    The Loan Parties hereby represent and warrant as follows:

    (i)    Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Agreement;

    (ii)    This Agreement has been duly executed and delivered by the Loan Parties and constitutes each of the Loan Parties’ legal, valid and binding obligations, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by (A) applicable Debtor Relief Laws and (B) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity);

    (iii)    No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Loan Party of this Agreement, except for any filings that the Company or any of its Subsidiaries may be required to make with the Securities and Exchange Commission or pursuant to applicable stock exchange rules, which the Company expects to timely file following execution of this Agreement; and

(iv)    Immediately after giving effect to this Agreement and the transactions contemplated hereby, (A) the representations and warranties of the Loan Parties set forth in Article VI of the Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date, in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date (and except that the representations and warranties contained in Sections 6.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 7.01(a) and (b), respectively, of the Credit Agreement), and (B) no event has occurred and is continuing which constitutes a Default or an Event of Default.

        (e)    Subject to Section 11.21 of the Credit Agreement, this Agreement may be in the form of an Electronic Record and may be executed using Electronic Signatures (including facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. This Agreement may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same Agreement. For the avoidance of doubt, the authorization under this Section 4(e) may include use or acceptance by the Administrative Agent and the Lenders of a manually signed paper Document which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Document converted into another format, for transmission, delivery and/or retention.

        (f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not

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be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)    THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK; PROVIDED, THAT, THE PARTIES HERETO SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

(h)    The terms of Sections 11.15 and 11.16 of the Credit Agreement with respect to submission to jurisdiction, waiver of venue and waiver of right to trial by jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

BORROWERS:            QUANTA SERVICES, INC.,
a Delaware corporation

By:     /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Vice President – Finance and Treasurer

QSI FINANCE (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

By:     s/ Gerald Albert Ducey, Jr.
Name:     Gerald Albert Ducey, Jr.
Title:     Director

By:    /s/ Scot P. Fluharty
Name:     Scot P. Fluharty
Title:     Director

QSI FINANCE II (AUSTRALIA) PTY LTD, a corporation incorporated under the laws of the Commonwealth of Australia

By:    s/ Gerald Albert Ducey, Jr.
Name:    Gerald Albert Ducey, Jr.
Title:    Director

By:    /s/ Scot P. Fluharty
Name:     Scot P. Fluharty
Title:     Director

QSI FINANCE X (CANADA) ULC, a British Columbia corporation

By:    /s/ Nicholas M. Grindstaff
Name:    Nicholas M. Grindstaff
Title:    Vice President and Treasurer

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ADMINISTRATIVE AGENT:    BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Anthony W. Kell
Name:    Anthony W. Kell
Title:    Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

LENDERS:            BANK OF AMERICA, N.A.,
as a Lender, Domestic Swing Line Lender and an L/C Issuer

By:    /s/ Jo Ann Vasquez
Name:    Jo Ann Vasquez
Title:    Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., AUSTRALIA BRANCH,
as a Lender and Australian Swing Line Lender

By:    /s/ Ari Rubin
Name:    Ari Rubin
Title:    Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., CANADA BRANCH,
as a Lender and Canadian Swing Line Lender

By:    /s/ Medina Sales de Andrade
Name:    Medina Sales de Andrade
Title:    Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF MONTREAL,
as a Lender and an L/C Issuer

By:    /s/ Michael Gift
Name:    Michael Gift
Title:    Managing Director

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH,
as a Lender

By:    /s/ Brian Crowley
Name:    Brian Crowley
Title:    Managing Director

By:    /s/ Miriam Trautmann
Name:    Miriam Trautmann
Title:    Senior Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BNP PARIBAS,
as a Lender and an L/C Issuer

By:    /s/ Pierre Nicholas Rogers
Name:    Pierre Nicholas Rogers
Title:    Managing Director

By:    /s/ Kyle Fitzpatrick
Name:    Kyle Fitzpatrick
Title:    Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA (d/b/a Bank of Texas),
as a Lender

By:    /s/ Nick Jones
Name:    Nick Jones
Title:    Assistant Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

CITIZENS BANK, N.A.,
as a Lender

By:    /s/ Karmyn Paul
Name:    Karmyn Paul
Title:    Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

HSBC BANK USA, N.A.,
as a Lender

By:    /s/ Jay Fort
Name:    Jay Fort
Title:    Senior Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:    /s/ Jonathan Bennett
Name:    Jonathan Bennett
Title:    Executive Director

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

MUFG BANK, LTD. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.),
as a Lender

By:    /s/ Meng Zhang
Name:    Meng Zhang
Title:    Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK CANADA BRANCH,
as a Lender

By:    /s/ Caroline M. Stade
Name:    Caroline M. Stade
Title:    Senior Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

By:    /s/ Andrea Kinnik
Name:    Andrea Kinnik
Title:    Senior Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

TRUIST BANK,
as a Lender and an L/C Issuer

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Director

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Jonathan F. Lindvall
Name:    Jonathan F. Lindvall
Title:    Senior Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender and an L/C Issuer

By:    /s/ Greg Strauss
Name:    Greg Strauss
Title:    Managing Director

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

ZIONS BANCORPORATION, N.A. (d/b/a Amegy Bank),
as a Lender

By:    /s/ Mario Gagetta
Name:    Mario Gagetta
Title:    Vice President

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

QUANTA SERVICES, INC.
SEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

EXHIBIT H

[FORM OF] SECURED PARTY DESIGNATION NOTICE

Date: _________, _____

To:    Bank of America, N.A.,
    as Administrative Agent

Ladies and Gentlemen:
THIS SECURED PARTY DESIGNATION NOTICE (this “Designation Notice”) is made by _______________________, a ______________ corporation (the “[Treasury Management Bank/Swap Bank”), to BANK OF AMERICA, N.A. (“Bank of America”), as administrative agent under the Credit Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, the “Administrative Agent”). All capitalized terms not defined herein shall have the meaning ascribed to them in the Credit Agreement.
W I T N E S S E T H :

WHEREAS, Quanta Services, Inc., a Delaware corporation (the “Company”), QSI Finance (Australia) Pty Ltd (ABN 40 164 312 047), a corporation incorporated under the laws of the Commonwealth of Australia (the “Australian FinanceCo Borrower”), QSI Finance II (Australia) Pty Ltd (ABN 21 168 351 022), a corporation incorporated under the laws of the Commonwealth of Australia (together with the Australian FinanceCo Borrower, the “Australian Borrowers” and each an “Australian Borrower”), QSI Finance V (US), LLP, a Delaware limited liability partnership (the “Canadian FinanceCo Borrower”) and QSI Finance X (Canada) ULC (together with the Canadian FinanceCo Borrower, the “Canadian Borrowers” and each a “Canadian Borrower”, and the Australian Borrowers and the Canadian Borrowers, together with the Company, the “Borrowers”), the Guarantors, the Lenders and the Administrative Agent have entered into that Fourth Amended and Restated Credit Agreement, dated as of December 18, 2015 (as amended, modified, supplemented and extended from time to time, the “Credit Agreement”) pursuant to which certain loans and financial accommodations have been made to the Borrowers;

WHEREAS, in connection with the Credit Agreement, the Company has agreed to act as the Guarantor with respect to (a) Obligations under any Swap Contract between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Swap Bank, (b) Obligations under any Treasury Management Agreement between any Loan Party or any Domestic Subsidiary (other than any Fund Entity) and any Treasury Management Bank, (c) any Swap Obligation of a Specified Loan Party (determined before giving effect to Sections 4.01 and 4.07 of the Credit Agreement) under the Guaranty, and (d) Obligations of the Foreign Borrowers, which guarantee is in favor of certain holders of the Obligations (the “Secured Parties”);

WHEREAS, in connection with the Credit Agreement, a Person that is a Lender or an Affiliate at a specified time is permitted to designate its [Treasury Management Agreement/Swap Contract] as a
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[“Secured Treasury Management Agreement”/“Secured Swap Agreement”] under the Credit Agreement;

WHEREAS, the Credit Agreement requires that such Person deliver this Designation Notice to the Administrative Agent; and

WHEREAS, the undersigned has agreed to execute and deliver this Designation Notice in order to become a [Treasury Management Bank/Swap Bank] and Secured Party under the Credit Agreement and the other Loan Documents.

1.Designation. [_____________] hereby designates (x) itself as a [Treasury Management Bank/Swap Bank] under the Credit Agreement and (y) the [Treasury Management Agreement/Swap Contract] described on Schedule 1 hereto to be a “[Secured Treasury Management Agreement/Secured Swap Agreement]” and hereby represents and warrants to the Administrative Agent that such [Treasury Management Agreement/Swap Contract] satisfies all the requirements under the Loan Documents to be so designated including that such [Treasury Management Bank/Swap Bank] was a Lender or Affiliate of a Lender at the time such [Treasury Management Agreement/Swap Contract] was entered into. By executing and delivering this Designation Notice, the [Treasury Management Bank/Swap Bank], as provided in the Credit Agreement, hereby agrees to be bound by all of the provisions of the Loan Documents which are applicable to it as a [Treasury Management Bank/Swap Bank] or a Secured Party thereunder and hereby (a) confirms that it has received a copy of the Loan Documents and such other documents and information as it has deemed appropriate to make its own decision to enter into this Designation Notice, (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Administrative Agent by the terms thereof, together with such powers as are incidental thereto, and (c) agrees that it will be bound by the provisions of the Loan Documents and will perform in accordance with its terms all the obligations which by the terms of the Loan Documents are required to be performed by it as a [Treasury Management Bank/Swap Bank] or Secured Party. Without limiting the foregoing, the [Treasury Management Bank/Swap Bank] agrees to indemnify the Administrative Agent as contemplated by Section 11.04 of the Credit Agreement with respect to any breach by it of the Loan Documents and, with respect to all other matters covered by Section 11.04 of the Credit Agreement, agrees to undertake a portion of the liability of the Secured Parties thereunder (without relieving the Secured Parties of their obligations) determined based on net termination liability (if any) of the Loan Party to the [Treasury Management Bank/Swap Bank] under the applicable [Secured Treasury Management Agreement/Secured Swap Agreement] in lieu of the aggregate exposure.
2.The address and facsimile number for notices to the undersigned pursuant to the Credit Agreement is as follows:
[set forth address and facsimile number for notices]

3.    GOVERNING LAW. THIS DESIGNATION NOTICE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Remainder of page intentionally left blank.]
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IN WITNESS WHEREOF, the undersigned has caused this Designation Notice to be duly executed and delivered as of the date first above written.
[TREASURY MANAGEMENT BANK/SWAP BANK]
a ________________________________
By:
Name:
Title:     ________________________

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